SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 23, 2003
                        (Date of earliest event reported)

                             BEI Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                    000-22799                  94-3274498
----------------------------    ------------------       ---------------------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of Incorporation)            File Number)           Identification Number)


One Post Street, Suite 2500, San Francisco, California             94104
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       (Address of principal executive offices)                  (Zip Code)

                                 (415) 956-4477
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 9.           Regulation FD Disclosure.

                  On April 23, 2003, BEI Technologies, Inc. issued a press release announcing its results of operations and financial condition for the three months ("second quarter") ended March 29, 2003. A copy of the press release is being furnished pursuant to Item 12: "Results of Operations and Financial Condition" and is attached as Exhibit 99.1.




                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Dated:  April 23, 2003

                  BEI Technologies, Inc.


       By:  /s/ Robert R. Corr
           ---------------------------------------------------
                Robert R. Corr
                Controller, Treasurer and Secretary

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
  99.1            Press Release of BEI Technologies, Inc., dated April 23, 2003, announcing the Company's earnings for the second quarter ended
                  March 29, 2003.